UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 7, 2026

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 7, 2026 the Board of Directors (the "Board") of Werner Enterprises, Inc. (the "Company"), upon the recommendation of its Nominating and Corporate Governance Committee and in accordance with the Company's By-Laws, appointed Paul Hoelting to the Board to fill a Class I directorship vacancy.

Mr. Hoelting will receive the same compensation package as received by other independent members of the Board. This package provides for the following annual amounts: (i) $75,000 cash retainer for Board membership, (ii) restricted stock award valued at $100,000 with time-based vesting over three years, and (iii) cash retainers for committee chairs. Cash compensation is paid in quarterly installments, and the restricted stock award is prorated in the year appointed to the Board.

There are no arrangements or understandings between Mr. Hoelting and any other persons pursuant to which Mr. Hoelting was selected as a director. He has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued in connection with this matter is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

    (d)    Exhibits.

99.1	Press release issued by the Company on August 10, 2026 "Werner® Appoints Paul Hoelting to Board of Directors."

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: August 10, 2026	By:	/s/ Christopher D. Wikoff
Christopher D. Wikoff
Executive Vice President, Chief Financial Officer, and Treasurer

Date: August 10, 2026	By:	/s/ Alan G. Colson
Alan G. Colson
Vice President, Controller and Principal Accounting Officer